                                                                 EXHIBIT (b)(4)

--------------------------------------------------------------------------------


                               CONFIDENTIAL

                               Project Yacht

                  PRESENTATION TO THE BOARD OF DIRECTORS

                             December 10, 1997

                           SALOMON SMITH BARNEY


--------------------------------------------------------------------------------

Confidential                                                       Project Yacht
--------------------------------------------------------------------------------

                               CONFIDENTIAL
                               ------------

The following pages contain material that was provided to the Board of Directors of Sloop (the "Company") by Salomon Smith Barney in the context of meetings of the Board of Directors held to evaluate the potential transaction involving Schooner. The accompanying material was compiled or prepared on a confidential basis solely for use by the Board of Directors and not with a view toward public disclosure under state and federal securities laws or otherwise. The information contained in this material was obtained from the Company, Schooner and other sources. Any estimates and projections for the Company and Schooner contained herein have been prepared by managements of the Company or Schooner or are based upon such estimates and projections, and involve numerous and significant substantive determinations, which may or may not be correct. No representation or warranty, expressed or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past or the future. Neither the Company nor Salomon Smith Barney nor any of their respective legal or financial advisors or accountants takes any responsibility for the accuracy or completeness of any of the material when used by persons other than the Board of Directors of the Company. Salomon Smith Barney does not intend to revise these materials subsequent to the date hereof.

Confidential                                                      Project Yacht
-------------------------------------------------------------------------------
Table of Contents

                                                                            Tab
                                                                            ---

Trading Analysis ..........................................................   A

Stand Alone Financial Analysis ............................................   B

Transaction Overview ......................................................   C

Valuation Analysis ........................................................   D

Pro Forma Effect of the Transaction .......................................   E

Exhibits

Comparable Company Analysis ...............................................   F

Precedent Transactions Analysis ...........................................   G

Discounted Cash Flow Analysis .............................................   H

---------------------------------------------------------------------------
                                Trading Analysis
---------------------------------------------------------------------------

                             [Graphic Omitted
         The data below were used in constructing the graph titled
                   Schooner LTM Price Volume Performance]


TriMas

              Closing       Trading
 Date          Price         Volume
 ----          -----        -------

 9-Dec-96      $24.63           800
10-Dec-96       24.375       33,300
11-Dec-96        24.25       14,500
12-Dec-96       23.875        3,000
13-Dec-96        23.75        2,000
16-Dec-96       23.125        9,900
17-Dec-96        23.25       11,100
18-Dec-96        22.75       10,200
19-Dec-96           23       25,000
20-Dec-96         23.5        9,600
23-Dec-96       22.625        9,200
24-Dec-96        22.75        9,700
25-Dec-96        22.75           NA
26-Dec-96       22.875       27,700
27-Dec-96         23.5       76,200
30-Dec-96         23.5        8,100
31-Dec-96       23.875        8,100
 1-Jan-97       23.875           NA
 2-Jan-97       23.875      189,200
 3-Jan-97        24.25      148,500
 6-Jan-97       24.125        5,600
 7-Jan-97       24.125       56,300
 8-Jan-97       23.875       91,700
 9-Jan-97        23.25       89,800
10-Jan-97       23.375       31,800
13-Jan-97       23.125       26,100
14-Jan-97        23.25       19,800
15-Jan-97       22.625       21,700
16-Jan-97       22.875        4,000
17-Jan-97           23      130,800
20-Jan-97       22.875        7,200
21-Jan-97       23.125      138,700
22-Jan-97       22.875        7,000
23-Jan-97        22.75        2,800
24-Jan-97         22.5       22,200
27-Jan-97        22.25       11,200
28-Jan-97        22.25       43,900
29-Jan-97           22       25,000
30-Jan-97        22.25       25,700
31-Jan-97        22.25       23,500
 3-Feb-97      $22.50        26,000
 4-Feb-97       22.625       56,200
 5-Feb-97       22.875       16,100
 6-Feb-97         23.5       46,800
 7-Feb-97       23.375        6,400
10-Feb-97         23.5       24,400
11-Feb-97       23.875      751,500
12-Feb-97       23.875       32,500
13-Feb-97       23.875      121,500
14-Feb-97           24      113,000
17-Feb-97           24           NA
18-Feb-97        24.75      210,800
19-Feb-97       24.625       81,200
20-Feb-97       24.625       76,700
21-Feb-97        24.25       93,900
24-Feb-97        24.25        8,900
25-Feb-97         24.5       56,600
26-Feb-97         24.5       23,000
27-Feb-97       24.375       11,100
28-Feb-97       24.375       12,200
 3-Mar-97        24.75       97,200
 4-Mar-97        24.75       29,000
 5-Mar-97         24.5      120,200
 6-Mar-97         24.5      108,200
 7-Mar-97       24.375      117,700
10-Mar-97        24.75       77,100
11-Mar-97         24.5       45,300
12-Mar-97       24.375       37,500
13-Mar-97           24       23,600
14-Mar-97       24.125       70,700
17-Mar-97       23.875       32,000
18-Mar-97        23.75       45,500
19-Mar-97         23.5       59,200
20-Mar-97       23.375      113,600
21-Mar-97         23.5      184,900
24-Mar-97         23.5      115,300
25-Mar-97       23.375      146,000
26-Mar-97         23.5       43,900
27-Mar-97       23.625       70,100
28-Mar-97       23.625           NA
31-Mar-97      $23.50        49,200
 1-Apr-97       24.125       33,600
 2-Apr-97        23.75       52,000
 3-Apr-97        23.75      144,800
 4-Apr-97       23.875       42,000
 7-Apr-97        23.75       40,800
 8-Apr-97       23.875       10,100
 9-Apr-97       23.875       75,100
10-Apr-97       23.375       69,100
11-Apr-97       23.375        4,700
14-Apr-97           23       31,700
15-Apr-97           23      158,700
16-Apr-97       23.125       49,100
17-Apr-97       23.125       41,800
18-Apr-97       23.125        9,200
21-Apr-97        23.25        9,000
22-Apr-97         23.5       14,100
23-Apr-97       23.125       24,200
24-Apr-97         23.5       12,100
25-Apr-97       23.375        3,500
28-Apr-97           24       23,500
29-Apr-97         24.5       15,900
30-Apr-97       24.625       28,300
 1-May-97       24.625       31,300
 2-May-97           25       11,300
 5-May-97           26       29,800
 6-May-97       26.375       49,200
 7-May-97        25.75       21,500
 8-May-97         25.5       39,500
 9-May-97        25.75       41,800
12-May-97         26.5       31,200
13-May-97       26.125       13,200
14-May-97         26.5       17,100
15-May-97       25.875        7,900
16-May-97        26.25       54,300
19-May-97         26.5       11,900
20-May-97        26.75       13,800
21-May-97       26.875       11,500
22-May-97       27.625        3,800
23-May-97       28.125       35,600
26-May-97      $28.13            NA
27-May-97       28.375      109,000
28-May-97       28.125       14,400
29-May-97           28        6,100
30-May-97       28.375       32,800
 2-Jun-97       28.375        6,300
 3-Jun-97           29       58,600
 4-Jun-97        28.75       25,200
 5-Jun-97           29       38,800
 6-Jun-97       29.125       47,400
 9-Jun-97       29.375       54,800
10-Jun-97         29.5       73,600
11-Jun-97       29.375        5,300
12-Jun-97       29.375       38,100
13-Jun-97         29.5       32,000
16-Jun-97           30       42,100
17-Jun-97       30.375       64,900
18-Jun-97         30.5       37,500
19-Jun-97           31       62,200
20-Jun-97       29.875       45,200
23-Jun-97           30       15,000
24-Jun-97       29.625       11,900
25-Jun-97       29.125       46,500
26-Jun-97       28.313       34,800
27-Jun-97       28.188       58,700
30-Jun-97       28.125       66,900
 1-Jul-97       28.125       23,000
 2-Jul-97         28.5       67,600
 3-Jul-97        28.75       55,400
 4-Jul-97        28.75           NA
 7-Jul-97        29.25       35,800
 8-Jul-97        29.25       49,600
 9-Jul-97       29.375       32,100
10-Jul-97       29.313       37,600
11-Jul-97       29.375       15,800
14-Jul-97       29.438       25,200
15-Jul-97       29.438       63,900
16-Jul-97       29.563       34,200
17-Jul-97       29.563       22,600
18-Jul-97       29.563       36,900
21-Jul-97      $29.31         7,900
22-Jul-97       29.313        7,800
23-Jul-97       29.313       17,000
24-Jul-97        29.25       16,200
25-Jul-97       29.188        3,400
28-Jul-97       29.313       29,400
29-Jul-97       29.063        2,900
30-Jul-97        29.25       23,500
31-Jul-97       29.188       20,200
 1-Aug-97       29.375       67,600
 4-Aug-97       29.375       37,600
 5-Aug-97       29.438       43,500
 6-Aug-97       29.188        4,600
 7-Aug-97        29.25       18,000
 8-Aug-97       28.625       21,200
11-Aug-97       28.625       16,200
12-Aug-97        28.75       44,100
13-Aug-97         28.5       17,900
14-Aug-97       28.375       12,500
15-Aug-97        27.25       28,400
18-Aug-97           28       48,500
19-Aug-97       27.875       34,100
20-Aug-97       28.188       14,000
21-Aug-97        28.25       11,600
22-Aug-97       28.063       35,200
25-Aug-97       28.125        6,900
26-Aug-97       28.813       18,800
27-Aug-97       28.688       28,500
28-Aug-97       28.438       29,400
29-Aug-97       28.625       40,000
 1-Sep-97       28.625           NA
 2-Sep-97       28.375       39,600
 3-Sep-97       28.188       15,900
 4-Sep-97       28.188       21,400
 5-Sep-97       28.125       59,000
 8-Sep-97       28.188        8,100
 9-Sep-97         28.5       94,800
10-Sep-97       28.188        6,700
11-Sep-97         28.5      111,700
12-Sep-97       30.375       33,100
15-Sep-97      $30.31        62,300
16-Sep-97       30.375       17,700
17-Sep-97        30.25       38,800
18-Sep-97       30.375        2,500
19-Sep-97       30.188       10,500
22-Sep-97       30.375       18,400
23-Sep-97       30.375       15,900
24-Sep-97       30.563       18,400
25-Sep-97       30.563       40,400
26-Sep-97        30.75       12,400
29-Sep-97       30.813        3,800
30-Sep-97         30.5       13,600
 1-Oct-97           31       24,300
 2-Oct-97       30.938       24,300
 3-Oct-97           31       29,300
 6-Oct-97       30.938       12,600
 7-Oct-97       30.375       22,000
 8-Oct-97       30.125       58,500
 9-Oct-97           30       15,200
10-Oct-97       30.063       45,800
13-Oct-97           30        4,500
14-Oct-97       29.875       37,700
15-Oct-97           30       25,500
16-Oct-97       30.438       27,200
17-Oct-97       30.063       47,300
20-Oct-97           30       30,500
21-Oct-97       30.125       42,700
22-Oct-97       30.063       14,600
23-Oct-97           30       18,900
24-Oct-97           30       20,100
27-Oct-97         29.5       35,400
28-Oct-97       28.813       30,800
29-Oct-97        28.75        4,200
30-Oct-97       28.813        9,800
31-Oct-97        29.25       19,200
 3-Nov-97       29.125       15,500
 4-Nov-97       29.375        9,300
 5-Nov-97       29.563        7,600
 6-Nov-97       30.125       26,100
 7-Nov-97        29.25       71,500
10-Nov-97      $29.44        24,100
11-Nov-97       29.313        1,900
12-Nov-97        29.75       53,800
13-Nov-97           29       29,400
14-Nov-97       29.563        3,900
17-Nov-97           30       12,000
18-Nov-97       30.125        8,900
19-Nov-97       30.125        1,300
20-Nov-97       30.125       42,900
21-Nov-97           30      110,900
24-Nov-97       29.625        9,800
25-Nov-97       30.188        9,100
26-Nov-97       30.688       53,200
27-Nov-97       30.688           NA
28-Nov-97           31       35,900
 1-Dec-97         31.5       59,600
 2-Dec-97       31.563        2,300
 3-Dec-97       31.625       45,600
 4-Dec-97       31.375        1,200
 5-Dec-97       31.125       48,300
 8-Dec-97           31      106,200

                             [Graphic Omitted
         The data below were used in constructing the graph titled
                      LTM Trading Performance Summary]


                  Schooner       Sloop        Comps       S&P 400
                 ----------    ---------    ---------    ---------

     9-Dec-96       100.00%      100.00%      100.00%      100.00%
    10-Dec-96        99.00%       98.50%       99.40%       99.60%
    11-Dec-96        98.50%       99.30%       98.70%       98.90%
    12-Dec-96        97.00%       97.00%       98.60%       97.50%
    13-Dec-96        96.40%       97.00%       97.70%       97.30%
    16-Dec-96        93.90%       97.00%       96.90%       96.20%
    17-Dec-96        94.40%       98.50%       95.20%       96.70%
    18-Dec-96        92.40%       98.50%       96.50%       97.60%
    19-Dec-96        93.40%       97.80%       97.50%       99.30%
    20-Dec-96        95.40%       98.50%       98.70%       99.60%
    23-Dec-96        91.90%       97.00%       98.90%       99.40%
    24-Dec-96        92.40%       94.80%       99.50%      100.00%
    25-Dec-96        92.40%       94.80%       99.50%      100.00%
    26-Dec-96        92.90%       95.50%      100.20%      100.60%
    27-Dec-96        95.40%       97.00%      102.10%      100.70%
    30-Dec-96        95.40%       94.80%      102.70%      100.30%
    31-Dec-96        97.00%       97.80%      103.70%       98.70%
     1-Jan-97        97.00%       97.80%      103.70%       98.70%
     2-Jan-97        97.00%       99.30%      101.60%       98.40%
     3-Jan-97        98.50%      100.00%      101.80%       99.90%
     6-Jan-97        98.00%      106.00%      101.20%       99.90%
     7-Jan-97        98.00%      110.40%      102.60%      100.70%
     8-Jan-97        97.00%      110.40%      102.80%       99.90%
     9-Jan-97        94.40%      111.20%      103.20%      100.70%
    10-Jan-97        94.90%      111.20%      103.50%      101.60%
    13-Jan-97        93.90%      117.90%      103.20%      101.50%
    14-Jan-97        94.40%      116.40%      104.40%      102.60%
    15-Jan-97        91.90%      114.20%      103.40%      102.30%
    16-Jan-97        92.90%      111.20%      103.40%      102.80%
    17-Jan-97        93.40%      110.40%      103.50%      103.60%
    20-Jan-97        92.90%      113.40%      104.40%      103.60%
    21-Jan-97        93.90%      112.70%      105.00%      104.40%
    22-Jan-97        92.90%      112.70%      105.00%      104.70%
    23-Jan-97        92.40%      114.20%      103.10%      103.50%
    24-Jan-97        91.40%      111.20%      102.20%      102.60%
    27-Jan-97        90.40%      111.90%      101.60%      101.90%
    28-Jan-97        90.40%      112.70%      101.50%      101.90%
    29-Jan-97        89.30%      114.20%      101.70%      102.90%
    30-Jan-97        90.40%      114.90%      102.80%      104.50%
    31-Jan-97        90.40%      115.70%      103.40%      104.70%
     3-Feb-97        91.40%      114.90%      103.10%      104.70%
     4-Feb-97        91.90%      115.70%      103.80%      104.90%
     5-Feb-97        92.90%      115.70%      104.60%      103.30%
     6-Feb-97        95.40%      114.90%      104.60%      103.50%
     7-Feb-97        94.90%      114.90%      105.60%      104.70%
    10-Feb-97        95.40%      112.70%      104.90%      104.00%
    11-Feb-97        97.00%      113.40%      104.70%      104.60%
    12-Feb-97        97.00%      113.40%      104.60%      106.50%
    13-Feb-97        97.00%      113.40%      105.90%      107.50%
    14-Feb-97        97.50%      113.40%      106.70%      106.90%
    17-Feb-97        97.50%      113.40%      106.70%      106.90%
    18-Feb-97       100.50%      112.70%      106.30%      107.90%
    19-Feb-97       100.00%      113.40%      106.60%      107.40%
    20-Feb-97       100.00%      111.20%      106.00%      106.30%
    21-Feb-97        98.50%      111.90%      105.60%      106.10%
    24-Feb-97        98.50%      111.90%      106.10%      107.20%
    25-Feb-97        99.50%      111.90%      106.30%      107.40%
    26-Feb-97        99.50%      109.00%      105.90%      106.70%
    27-Feb-97        99.00%      112.70%      106.20%      105.30%
    28-Feb-97        99.00%      113.40%      105.90%      104.80%
     3-Mar-97       100.50%      114.20%      105.30%      105.30%
     4-Mar-97       100.50%      112.70%      106.00%      104.60%
     5-Mar-97        99.50%      113.40%      106.00%      106.10%
     6-Mar-97        99.50%      113.40%      106.90%      105.50%
     7-Mar-97        99.00%      120.10%      108.10%      106.10%
    10-Mar-97       100.50%      123.10%      108.30%      107.30%
    11-Mar-97        99.50%      126.90%      109.30%      107.10%
    12-Mar-97        99.00%      125.40%      108.60%      106.20%
    13-Mar-97        97.50%      124.60%      107.30%      104.60%
    14-Mar-97        98.00%      125.40%      108.50%      105.10%
    17-Mar-97        97.00%      124.60%      107.80%      105.50%
    18-Mar-97        96.40%      125.40%      107.30%      104.80%
    19-Mar-97        95.40%      123.90%      107.40%      104.20%
    20-Mar-97        94.90%      123.90%      107.50%      103.80%
    21-Mar-97        95.40%      118.70%      106.80%      103.80%
    24-Mar-97        95.40%      120.10%      106.40%      104.60%
    25-Mar-97        94.90%      120.10%      105.60%      104.40%
    26-Mar-97        95.40%      124.60%      105.00%      105.00%
    27-Mar-97        95.90%      123.90%      104.50%      102.90%
    28-Mar-97        95.90%      123.90%      104.50%      102.90%
    31-Mar-97        95.40%      122.40%      103.40%      100.90%
     1-Apr-97        98.00%      125.40%      103.80%      101.00%
     2-Apr-97        96.40%      123.90%      103.70%       99.90%
     3-Apr-97        96.40%      124.60%      102.80%       99.80%
     4-Apr-97        97.00%      123.90%      103.40%      101.00%
     7-Apr-97        96.40%      126.10%      104.20%      101.50%
     8-Apr-97        97.00%      127.60%      104.50%      101.80%
     9-Apr-97        97.00%      126.90%      103.80%      101.20%
    10-Apr-97        94.90%      126.90%      103.60%      100.90%
    11-Apr-97        94.90%      126.10%      102.20%       98.20%
    14-Apr-97        93.40%      124.60%      102.20%       99.10%
    15-Apr-97        93.40%      123.90%      102.80%      100.60%
    16-Apr-97        93.90%      119.40%      104.20%      102.00%
    17-Apr-97        93.90%      119.40%      103.80%      101.60%
    18-Apr-97        93.90%      119.40%      104.30%      102.40%
    21-Apr-97        94.40%      116.40%      103.70%      101.70%
    22-Apr-97        95.40%      117.90%      104.50%      103.70%
    23-Apr-97        93.90%      118.70%      105.60%      103.60%
    24-Apr-97        95.40%      117.90%      106.20%      103.30%
    25-Apr-97        94.90%      116.40%      106.00%      102.40%
    28-Apr-97        97.50%      112.70%      106.20%      103.20%
    29-Apr-97        99.50%      114.20%      107.10%      105.90%
    30-Apr-97       100.00%      114.20%      108.10%      106.90%
     1-May-97       100.00%      115.70%      108.90%      106.50%
     2-May-97       101.50%      115.70%      111.00%      108.30%
     5-May-97       105.60%      117.20%      113.00%      110.80%
     6-May-97       107.10%      118.70%      112.40%      110.20%
     7-May-97       104.60%      116.40%      111.90%      108.90%
     8-May-97       103.60%      114.20%      112.40%      109.50%
     9-May-97       104.60%      118.70%      113.40%      110.00%
    12-May-97       107.60%      119.40%      115.60%      111.80%
    13-May-97       106.10%      120.10%      115.40%      111.30%
    14-May-97       107.60%      119.40%      115.00%      111.50%
    15-May-97       105.10%      119.40%      115.70%      112.50%
    16-May-97       106.60%      120.10%      114.80%      110.90%
    19-May-97       107.60%      118.70%      114.90%      111.50%
    20-May-97       108.60%      123.10%      114.10%      112.50%
    21-May-97       109.10%      124.60%      115.30%      112.50%
    22-May-97       112.20%      126.10%      115.80%      111.90%
    23-May-97       114.20%      127.60%      117.90%      113.40%
    26-May-97       114.20%      127.60%      117.90%      113.40%
    27-May-97       115.20%      139.60%      117.50%      114.20%
    28-May-97       114.20%      139.60%      117.70%      113.70%
    29-May-97       113.70%      135.80%      118.50%      113.30%
    30-May-97       115.20%      133.60%      117.40%      113.50%
     2-Jun-97       115.20%      133.60%      118.50%      113.30%
     3-Jun-97       117.80%      130.60%      119.00%      112.90%
     4-Jun-97       116.80%      128.40%      118.70%      112.10%
     5-Jun-97       117.80%      126.90%      119.00%      112.50%
     6-Jun-97       118.30%      122.40%      119.50%      114.40%
     9-Jun-97       119.30%      126.10%      119.50%      115.30%
    10-Jun-97       119.80%      126.90%      120.80%      115.50%
    11-Jun-97       119.30%      121.60%      120.70%      116.00%
    12-Jun-97       119.30%      121.60%      122.50%      117.90%
    13-Jun-97       119.80%      122.40%      122.50%      119.20%
    16-Jun-97       121.80%      120.90%      121.30%      119.30%
    17-Jun-97       123.40%      121.60%      121.20%      119.40%
    18-Jun-97       123.90%      122.40%      120.60%      118.30%
    19-Jun-97       125.90%      122.40%      120.60%      119.50%
    20-Jun-97       121.30%      120.10%      119.80%      119.70%
    23-Jun-97       121.80%      118.70%      117.70%      117.00%
    24-Jun-97       120.30%      120.10%      119.60%      119.40%
    25-Jun-97       118.30%      120.90%      119.00%      118.60%
    26-Jun-97       115.00%      122.40%      117.60%      117.90%
    27-Jun-97       114.50%      123.50%      118.60%      118.40%
    30-Jun-97       114.20%      124.60%      117.50%      118.30%
     1-Jul-97       114.20%      122.40%      119.20%      118.90%
     2-Jul-97       115.70%      121.60%      120.40%      120.50%
     3-Jul-97       116.80%      119.40%      121.10%      122.20%
     4-Jul-97       116.80%      119.40%      121.10%      122.20%
     7-Jul-97       118.80%      120.90%      121.00%      121.70%
     8-Jul-97       118.80%      123.90%      120.30%      122.70%
     9-Jul-97       119.30%      124.30%      120.10%      121.30%
    10-Jul-97       119.00%      125.00%      121.30%      122.10%
    11-Jul-97       119.30%      123.50%      122.90%      122.50%
    14-Jul-97       119.50%      123.90%      123.90%      122.90%
    15-Jul-97       119.50%      124.60%      124.00%      124.10%
    16-Jul-97       120.10%      124.30%      125.40%      125.50%
    17-Jul-97       120.10%      122.40%      125.20%      124.90%
    18-Jul-97       120.10%      122.80%      122.80%      122.70%
    21-Jul-97       119.00%      123.10%      121.70%      122.30%
    22-Jul-97       119.00%      123.90%      123.90%      125.20%
    23-Jul-97       119.00%      125.00%      124.70%      125.50%
    24-Jul-97       118.80%      125.40%      125.90%      125.80%
    25-Jul-97       118.50%      125.70%      123.50%      125.60%
    28-Jul-97       119.00%      126.90%      125.90%      125.20%
    29-Jul-97       118.00%      127.20%      128.70%      125.70%
    30-Jul-97       118.80%      128.40%      131.50%      126.80%
    31-Jul-97       118.50%      127.60%      129.10%      126.90%
     1-Aug-97       119.30%      123.90%      128.30%      126.20%
     4-Aug-97       119.30%      123.90%      129.70%      126.80%
     5-Aug-97       119.50%      123.90%      129.30%      127.30%
     6-Aug-97       118.50%      125.70%      131.80%      128.30%
     7-Aug-97       118.80%      126.50%      131.60%      127.30%
     8-Aug-97       116.20%      126.10%      129.20%      125.00%
    11-Aug-97       116.20%      126.50%      129.30%      125.20%
    12-Aug-97       116.80%      125.00%      128.40%      123.80%
    13-Aug-97       115.70%      124.60%      128.20%      123.10%
    14-Aug-97       115.20%      124.60%      128.40%      123.40%
    15-Aug-97       110.70%      124.30%      126.90%      120.10%
    18-Aug-97       113.70%      125.00%      127.20%      121.70%
    19-Aug-97       113.20%      124.60%      127.30%      123.60%
    20-Aug-97       114.50%      125.70%      129.80%      125.40%
    21-Aug-97       114.70%      123.90%      126.80%      123.50%
    22-Aug-97       114.00%      125.00%      127.90%      123.30%
    25-Aug-97       114.20%      125.40%      127.20%      122.90%
    26-Aug-97       117.00%      124.60%      126.20%      121.80%
    27-Aug-97       116.50%      124.60%      125.30%      122.00%
    28-Aug-97       115.50%      125.70%      125.10%      120.60%
    29-Aug-97       116.20%      125.00%      125.50%      120.00%
     1-Sep-97       116.20%      125.00%      125.50%      120.00%
     2-Sep-97       115.20%      125.70%      125.70%      123.80%
     3-Sep-97       114.50%      125.40%      125.80%      123.70%
     4-Sep-97       114.50%      125.00%      125.20%      124.10%
     5-Sep-97       114.20%      126.10%      125.50%      123.90%
     8-Sep-97       114.50%      125.40%      125.80%      123.80%
     9-Sep-97       115.70%      128.00%      124.60%      124.20%
    10-Sep-97       114.50%      128.00%      122.80%      122.20%
    11-Sep-97       115.70%      126.50%      122.70%      121.50%
    12-Sep-97       123.40%      125.40%      124.60%      122.90%
    15-Sep-97       123.10%      125.40%      124.50%      122.20%
    16-Sep-97       123.40%      123.50%      127.30%      125.50%
    17-Sep-97       122.80%      123.10%      126.80%      125.00%
    18-Sep-97       123.40%      121.30%      127.70%      125.60%
    19-Sep-97       122.60%      121.30%      128.10%      126.10%
    22-Sep-97       123.40%      122.00%      127.80%      126.80%
    23-Sep-97       123.40%      122.00%      128.00%      126.40%
    24-Sep-97       124.10%      120.50%      129.20%      125.30%
    25-Sep-97       124.10%      123.50%      128.40%      124.50%
    26-Sep-97       124.90%      125.70%      128.20%      125.40%
    29-Sep-97       125.10%      120.90%      128.70%      126.60%
    30-Sep-97       123.90%      122.40%      129.20%      125.70%
     1-Oct-97       125.90%      126.50%      130.40%      126.80%
     2-Oct-97       125.60%      125.40%      130.80%      127.40%
     3-Oct-97       125.90%      125.70%      130.30%      127.80%
     6-Oct-97       125.60%      124.30%      131.10%      128.70%
     7-Oct-97       123.40%      124.60%      132.10%      130.10%
     8-Oct-97       122.30%      122.80%      131.70%      129.00%
     9-Oct-97       121.80%      122.40%      132.10%      128.60%
    10-Oct-97       122.10%      123.50%      131.70%      128.30%
    13-Oct-97       121.80%      122.40%      131.80%      128.30%
    14-Oct-97       121.30%      121.60%      132.30%      128.40%
    15-Oct-97       121.80%      121.60%      132.30%      127.90%
    16-Oct-97       123.60%      122.00%      131.00%      126.30%
    17-Oct-97       122.10%      119.40%      130.30%      124.80%
    20-Oct-97       121.80%      121.30%      132.60%      126.40%
    21-Oct-97       122.30%      119.40%      133.90%      128.50%
    22-Oct-97       122.10%      114.90%      133.60%      128.00%
    23-Oct-97       121.80%      115.70%      131.30%      125.60%
    24-Oct-97       121.80%      114.90%      130.40%      124.30%
    27-Oct-97       119.80%      108.20%      123.40%      115.60%
    28-Oct-97       117.00%      110.40%      126.10%      121.90%
    29-Oct-97       116.80%      114.20%      126.50%      121.20%
    30-Oct-97       117.00%      108.20%      125.00%      119.40%
    31-Oct-97       118.80%      113.40%      126.70%      120.90%
     3-Nov-97       118.30%      117.20%      127.70%      124.20%
     4-Nov-97       119.30%      117.90%      128.60%      124.40%
     5-Nov-97       120.10%      117.50%      129.00%      124.60%
     6-Nov-97       122.30%      117.50%      128.70%      123.90%
     7-Nov-97       118.80%      111.60%      127.10%      122.60%
    10-Nov-97       119.50%      106.30%      127.40%      121.80%
    11-Nov-97       119.00%      106.70%      126.40%      122.40%
    12-Nov-97       120.80%      101.90%      124.50%      120.00%
    13-Nov-97       117.80%      102.20%      124.50%      121.60%
    14-Nov-97       120.10%       98.50%      125.40%      123.30%
    17-Nov-97       121.80%      100.70%      125.10%      125.50%
    18-Nov-97       122.30%      104.90%      125.30%      124.40%
    19-Nov-97       122.30%      101.10%      124.70%      125.10%
    20-Nov-97       122.30%      103.70%      125.80%      126.90%
    21-Nov-97       121.80%      102.60%      125.50%      127.50%
    24-Nov-97       120.30%      101.50%      124.20%      125.30%
    25-Nov-97       122.60%      101.50%      124.40%      125.90%
    26-Nov-97       124.60%      101.50%      125.20%      125.90%
    27-Nov-97       124.60%      101.50%      125.20%      125.90%
    28-Nov-97       125.90%      103.40%      125.60%      126.00%
     1-Dec-97       127.90%      103.70%      125.90%      128.50%
     2-Dec-97       128.20%      105.60%      125.50%      127.90%
     3-Dec-97       128.40%      106.00%      124.80%      128.60%
     4-Dec-97       127.40%      106.70%      124.60%      127.80%
     5-Dec-97       126.40%      106.30%      125.40%      129.30%
     8-Dec-97       125.90%      106.70%      125.00%      129.10%

                             [Graphic Omitted
         The data below were used in constructing the graph titled
                      Schooner Traded Volume Summary]


                 Closing       Trading
    Date          Price        Volume
------------    ---------    ----------

   29-Jan-97      $22.00        25,000
   27-Jan-97       22.25        11,200
   28-Jan-97       22.25        43,900
   30-Jan-97       22.25        25,700
   31-Jan-97       22.25        23,500
   24-Jan-97       22.50        22,200
    3-Feb-97       22.50        26,000
   23-Dec-96       22.63         9,200
   15-Jan-97       22.63        21,700
    4-Feb-97       22.63        56,200
   18-Dec-96       22.75        10,200
   24-Dec-96       22.75         9,700
   25-Dec-96       22.75            NA
   23-Jan-97       22.75         2,800
   26-Dec-96       22.88        27,700
   16-Jan-97       22.88         4,000
   20-Jan-97       22.88         7,200
   22-Jan-97       22.88         7,000
    5-Feb-97       22.88        16,100
                                                349,300      Total

                                                3.7%         % of Total

   19-Dec-96       23.00        25,000
   17-Jan-97       23.00       130,800
   14-Apr-97       23.00        31,700
   15-Apr-97       23.00       158,700
   16-Dec-96       23.13         9,900
   13-Jan-97       23.13        26,100
   21-Jan-97       23.13       138,700
   16-Apr-97       23.13        49,100
   17-Apr-97       23.13        41,800
   18-Apr-97       23.13         9,200
   23-Apr-97       23.13        24,200
   17-Dec-96       23.25        11,100
    9-Jan-97       23.25        89,800
   14-Jan-97       23.25        19,800
   21-Apr-97       23.25         9,000
   10-Jan-97       23.38        31,800
    7-Feb-97       23.38         6,400
   20-Mar-97       23.38       113,600
   25-Mar-97       23.38       146,000
   10-Apr-97       23.38        69,100
   11-Apr-97       23.38         4,700
   25-Apr-97       23.38         3,500
   20-Dec-96       23.50         9,600
   27-Dec-96       23.50        76,200
   30-Dec-96       23.50         8,100
    6-Feb-97       23.50        46,800
   10-Feb-97       23.50        24,400
   19-Mar-97       23.50        59,200
   21-Mar-97       23.50       184,900
   24-Mar-97       23.50       115,300
   26-Mar-97       23.50        43,900
   31-Mar-97       23.50        49,200
   22-Apr-97       23.50        14,100
   24-Apr-97       23.50        12,100
   27-Mar-97       23.63        70,100
   28-Mar-97       23.63            NA
   13-Dec-96       23.75         2,000
   18-Mar-97       23.75        45,500
    2-Apr-97       23.75        52,000
    3-Apr-97       23.75       144,800
    7-Apr-97       23.75        40,800
   12-Dec-96       23.88         3,000
   31-Dec-96       23.88         8,100
    1-Jan-97       23.88            NA
    2-Jan-97       23.88       189,200
    8-Jan-97       23.88        91,700
   11-Feb-97       23.88       751,500
   12-Feb-97       23.88        32,500
   13-Feb-97       23.88       121,500
   17-Mar-97       23.88        32,000
    4-Apr-97       23.88        42,000
    8-Apr-97       23.88        10,100
    9-Apr-97       23.88        75,100
                                             2,569,300       Total

                                               27.4%         % of Total

   14-Feb-97       24.00       113,000
   17-Feb-97       24.00            NA
   13-Mar-97       24.00        23,600
   28-Apr-97       24.00        23,500
    6-Jan-97       24.13         5,600
    7-Jan-97       24.13        56,300
   14-Mar-97       24.13        70,700
    1-Apr-97       24.13        33,600
   11-Dec-96       24.25        14,500
    3-Jan-97       24.25       148,500
   21-Feb-97       24.25        93,900
   24-Feb-97       24.25         8,900
   10-Dec-96       24.38        33,300
   27-Feb-97       24.38        11,100
   28-Feb-97       24.38        12,200
    7-Mar-97       24.38       117,700
   12-Mar-97       24.38        37,500
   25-Feb-97       24.50        56,600
   26-Feb-97       24.50        23,000
    5-Mar-97       24.50       120,200
    6-Mar-97       24.50       108,200
   11-Mar-97       24.50        45,300
   29-Apr-97       24.50        15,900
    9-Dec-96       24.63           800
   19-Feb-97       24.63        81,200
   20-Feb-97       24.63        76,700
   30-Apr-97       24.63        28,300
    1-May-97       24.63        31,300
   18-Feb-97       24.75       210,800
    3-Mar-97       24.75        97,200
    4-Mar-97       24.75        29,000
   10-Mar-97       24.75        77,100
                                             1,805,500       Total

                                               19.2%         % of Total

    2-May-97       25.00        11,300
    8-May-97       25.50        39,500
    7-May-97       25.75        21,500
    9-May-97       25.75        41,800
   15-May-97       25.88         7,900
                                                122,000      Total

                                                1.3%         % of Total

    5-May-97       26.00        29,800
   13-May-97       26.13        13,200
   16-May-97       26.25        54,300
    6-May-97       26.38        49,200
   12-May-97       26.50        31,200
   14-May-97       26.50        17,100
   19-May-97       26.50        11,900
   20-May-97       26.75        13,800
   21-May-97       26.88        11,500
                                                232,000      Total

                                                2.2%         % of Total

   15-Aug-97       27.25        28,400
   22-May-97       27.63         3,800
   19-Aug-97       27.88        34,100
                                                 66,300      Total

                                                0.7%         % of Total

   29-May-97       28.00         6,100
   18-Aug-97       28.00        48,500
   22-Aug-97       28.06        35,200
   23-May-97       28.13        35,600
   26-May-97       28.13            NA
   28-May-97       28.13        14,400
   30-Jun-97       28.13        66,900
    1-Jul-97       28.13        23,000
   25-Aug-97       28.13         6,900
    5-Sep-97       28.13        59,000
   27-Jun-97       28.19        58,700
   20-Aug-97       28.19        14,000
    3-Sep-97       28.19        15,900
    4-Sep-97       28.19        21,400
    8-Sep-97       28.19         8,100
   10-Sep-97       28.19         6,700
   21-Aug-97       28.25        11,600
   26-Jun-97       28.31        34,800
   27-May-97       28.38       109,000
   30-May-97       28.38        32,800
    2-Jun-97       28.38         6,300
   14-Aug-97       28.38        12,500
    2-Sep-97       28.38        39,600
   28-Aug-97       28.44        29,400
    2-Jul-97       28.50        67,600
   13-Aug-97       28.50        17,900
    9-Sep-97       28.50        94,800
   11-Sep-97       28.50       111,700
    8-Aug-97       28.63        21,200
   11-Aug-97       28.63        16,200
   29-Aug-97       28.63        40,000
    1-Sep-97       28.63            NA
   27-Aug-97       28.69        28,500
    4-Jun-97       28.75        25,200
    3-Jul-97       28.75        55,400
    4-Jul-97       28.75            NA
   12-Aug-97       28.75        44,100
   29-Oct-97       28.75         4,200
   26-Aug-97       28.81        18,800
   28-Oct-97       28.81        30,800
   30-Oct-97       28.81         9,800
                                             1,282,600       Total

                                               13.7%         % of Total

    3-Jun-97       29.00        58,600
    5-Jun-97       29.00        38,800
   13-Nov-97       29.00        29,400
   29-Jul-97       29.06         2,900
    6-Jun-97       29.13        47,400
   25-Jun-97       29.13        46,500
    3-Nov-97       29.13        15,500
   25-Jul-97       29.19         3,400
   31-Jul-97       29.19        20,200
    6-Aug-97       29.19         4,600
    7-Jul-97       29.25        35,800
    8-Jul-97       29.25        49,600
   24-Jul-97       29.25        16,200
   30-Jul-97       29.25        23,500
    7-Aug-97       29.25        18,000
   31-Oct-97       29.25        19,200
    7-Nov-97       29.25        71,500
   10-Jul-97       29.31        37,600
   21-Jul-97       29.31         7,900
   22-Jul-97       29.31         7,800
   23-Jul-97       29.31        17,000
   28-Jul-97       29.31        29,400
   11-Nov-97       29.31         1,900
    9-Jun-97       29.38        54,800
   11-Jun-97       29.38         5,300
   12-Jun-97       29.38        38,100
    9-Jul-97       29.38        32,100
   11-Jul-97       29.38        15,800
    1-Aug-97       29.38        67,600
    4-Aug-97       29.38        37,600
    4-Nov-97       29.38         9,300
   14-Jul-97       29.44        25,200
   15-Jul-97       29.44        63,900
    5-Aug-97       29.44        43,500
   10-Nov-97       29.44        24,100
   10-Jun-97       29.50        73,600
   13-Jun-97       29.50        32,000
   27-Oct-97       29.50        35,400
   16-Jul-97       29.56        34,200
   17-Jul-97       29.56        22,600
   18-Jul-97       29.56        36,900
    5-Nov-97       29.56         7,600
   14-Nov-97       29.56         3,900
   24-Jun-97       29.63        11,900
   24-Nov-97       29.63         9,800
   12-Nov-97       29.75        53,800
   20-Jun-97       29.88        45,200
   14-Oct-97       29.88        37,700
                                             1,424,600       Total

                                               15.2%         % of Total

   16-Jun-97       30.00        42,100
   23-Jun-97       30.00        15,000
    9-Oct-97       30.00        15,200
   13-Oct-97       30.00         4,500
   15-Oct-97       30.00        25,500
   20-Oct-97       30.00        30,500
   23-Oct-97       30.00        18,900
   24-Oct-97       30.00        20,100
   17-Nov-97       30.00        12,000
   21-Nov-97       30.00       110,900
   10-Oct-97       30.06        45,800
   17-Oct-97       30.06        47,300
   22-Oct-97       30.06        14,600
    8-Oct-97       30.13        58,500
   21-Oct-97       30.13        42,700
    6-Nov-97       30.13        26,100
   18-Nov-97       30.13         8,900
   19-Nov-97       30.13         1,300
   20-Nov-97       30.13        42,900
   19-Sep-97       30.19        10,500
   25-Nov-97       30.19         9,100
   17-Sep-97       30.25        38,800
   15-Sep-97       30.31        62,300
   17-Jun-97       30.38        64,900
   12-Sep-97       30.38        33,100
   16-Sep-97       30.38        17,700
   18-Sep-97       30.38         2,500
   22-Sep-97       30.38        18,400
   23-Sep-97       30.38        15,900
    7-Oct-97       30.38        22,000
   16-Oct-97       30.44        27,200
   18-Jun-97       30.50        37,500
   30-Sep-97       30.50        13,600
   24-Sep-97       30.56        18,400
   25-Sep-97       30.56        40,400
   26-Nov-97       30.69        53,200
   27-Nov-97       30.69            NA
   26-Sep-97       30.75        12,400
   29-Sep-97       30.81         3,800
    2-Oct-97       30.94        24,300
    6-Oct-97       30.94        12,600
                                             1,121,400       Total

                                               11.9%         % of Total

   19-Jun-97       31.00        62,200
    1-Oct-97       31.00        24,300
    3-Oct-97       31.00        29,300
   28-Nov-97       31.00        35,900
    8-Dec-97       31.00       106,200
    5-Dec-97       31.13        48,300
    4-Dec-97       31.38         1,200
    1-Dec-97       31.50        59,600
    2-Dec-97       31.56         2,300
    3-Dec-97       31.63        45,600
                                                414,900      Total

                                                4.2%         % of Total


Total                              9.3     million

Confidential                                                      Project Yacht
-------------------------------------------------------------------------------
Summary of Significant Holdings - Schooner and Sloop

(shares in thousands)
                                              Schooner                               Sloop
                                  ------------------------------------    ----------------------------------
                                              As a %       As a % of                As a %       As a % of
                                  Shares     Of Total     Public Float    Shares    Of Total    Public Float
                                  ------     --------     ------------    ------    --------    ------------


Cramer Rosenthal McGlynn .....    1,128           2.7%        5.5%        3,992       8.4%           11.7%
Fidelity Mgmt & Res Corp .....    3,921           9.5%       19.0%          117       0.2%            0.3%
T Rowe Price Associates ......    3,975           9.6%       19.3%            0       0.0%            0.0%
Grantham Mayo Van Otter ......        0           0.0%        0.0%        1,518       3.2%            4.4%
Barclays Bank Plc.............      356           0.9%        1.7%          899       1.9%            2.6%
Babson David L C Co ..........      989           2.4%        4.8%           16       0.0%            0.0%
Mellon Bank Corporation ......      234           0.6%        1.1%          760       1.6%            2.2%
Geocapital Corporation .......        0           0.0%        0.0%          982       2.1%            2.9%
Wellington Management Co .....        0           0.0%        0.0%          923       1.9%            2.7%
First Chicago Nbd Corp .......      825           2.0%        4.0%           20       0.0%            0.1%
Pimco Advisors L P ...........        0           0.0%        0.0%          702       1.5%            2.0%
Numeric Investors L P ........        0           0.0%        0.0%          618       1.3%            1.8%
AIM Mgmt Group Inc. ..........        0           0.0%        0.0%          549       1.2%            1.6%
Rainier Invt Mgmt Inc ........        0           0.0%        0.0%          546       1.2%            1.6%
Skyline Asset Mgmt Lp ........      531           1.3%        2.6%            0       0.0%            0.0%
Prudential Ins Co/Amer .......        0           0.0%        0.0%          519       1.1%            1.5%
Ohio State Teach Ret Sys .....      500           1.2%        2.4%            0       0.0%            0.0%
Nicholas-Applegate Cap........       28           0.1%        0.1%          441       0.9%            1.3%
Invista Capital Mgmt Inc .....      422           1.0%        2.0%            0       0.0%            0.0%
Bankers Trust N Y Corp .......      109           0.3%        0.5%          299       0.6%            0.9%
Zurich Kemper Invts Inc ......      400           1.0%        1.9%            0       0.0%            0.0%
First Pacific Advisors .......      392           0.9%        1.9%            0       0.0%            0.0%
Travelers Inc ................       14           0.0%        0.1%          369       0.8%            1.1%
                                 ------          -----       -----       ------      -----           -----
Total ........................   13,823          33.5%       67.2%       13,269      28.0%           38.8%
Other Institutions ...........    2,669           6.5%       13.0%        4,678       9.9%           13.7%
                                 ------          -----       -----       ------      -----           -----
Total Institutions ...........   16,492          39.9%       80.1%       17,947      37.9%           52.4%

Total Retail and Other .......    4,093           9.9%       19.9%       16,292      34.4%           47.6%

Insiders:
Affiliated Directors .........    1,912           4.6%                    5,220      11.0%
Fellini ......................    1,584           3.8%                    7,825      16.5%
Other Directors and Executives    2,053           5.0%                       94       0.2%
Sloop ........................   15,191          36.8%                        0       0.0%
                                 ------          -----                   ------      -----
Total Insiders ...............   20,740          50.2%                   13,139      27.7%
                                 ------                                  ------
Total Shares Outstanding .....   41,325                                  47,378

___________________
Notes:
The top five institutional holders of Schooner's stock own 52.6% of the public float.

---------------------------------------------------------------------------

                         Stand Alone Financial Analysis

---------------------------------------------------------------------------

Confidential                                                       Project Yacht
--------------------------------------------------------------------------------
Summary of Financial Assumptions - Sloop(1)
(Dollars in Millions, Except Per Share Data)


                                    1997(2)           1998            1999
                                   --------         --------       ---------
Revenue .......................    $ 911.0          $  975.0       $ 1,075.0
Revenue Growth ................        4.7%(3)           7.0%           10.3%

EBITDA ........................      150.5             165.5           183.2
EBITDA Margin .................       16.5%             17.0%           17.0%

EBIT ..........................      106.0             119.0           135.0
EBIT Margin ...................       11.6%             12.2%           12.6%

Net Income ....................       70.3              87.7           102.7

Fully-Diluted EPS .............    $   1.47         $    1.67      $     1.92

___________________
NOTES:

(1) Based on Sloop management estimates; 1997 reflects recent divestitures.

(2) From operations; excludes extraordinary gains and charges from the disposition of assets and the sale of investments; reflects dilution of convertible subordinated debentures.

(3) Growth rate based on 1996 revenues adjusted to exclude discontinued operations.

Confidential                                          -         Project Yacht
-----------------------------------------------------------------------------
Summary of Financial Assumptions - Schooner(1)
(Dollars in Millions, Except Per Share Data)

                                         1997            1998          1999
                                       -------         -------        ------
Revenue ........................       $ 666.0         $ 717.6        $767.6
Revenue Growth .................          10.9%            7.8%          7.0%

EBITDA .........................         141.5           157.0         171.4
EBITDA Margin ..................          21.3%           21.9%         22.3%

EBIT ...........................         115.6           128.3         139.7
EBlT Margin .....................         17.4%           17.9%         18.2%

Net Income .....................          72.5            81.7          91.5

Fully-Diluted EPS ..............       $   1.74        $   1.96       $  2.19

-------------------
NOTES:

(1) Based on Schooner management estimates.

Confidential                                                    Project Yacht
------------------------------------------------------------------------------
Schooner Capital Structure
(Dollars in millions)

                              Balance Sheet Data As of 9/30/97 (1)
-----------------------------------------------------------------------------

Cash                     $126.0              Current Liabilities        $66.5
Other Current Assets      188.4              Debt                        71.6
PP&E                      194.7              Other Liabilities           47.6
Other Assets              218.0              Shareholders' Equity       541.4
                         ------                                        ------
                                             Total Liabilities &
Total Assets             $727.1                Shareholders' Equity    $727.1


                  Net Current Assets                  $247.8
                  Net Debt                             (54.4)
                  Total Debt/Total Capitalization       11.7%
                  Net Debt/Total Capitalization          NM

----------------
NOTES:
(1) Source: 1O-Q filing for quarter ended 9/30/97.

-----------------------------------------------------------------------------

                              Transaction Overview

-----------------------------------------------------------------------------

Confidential                                                     Project Yacht
------------------------------------------------------------------------------
Transaction Overview


Offer Price:                      o   $34.50 per share

Form of Consideration/            o   Cash tender offer
Transaction Structure:

Board Approval (both companies):  o   Recommendation of the Special Committee
                                  o   Approval by Full Board of Directors

No Solicitation:                  o   Schooner has  agreed  not to  solicit,
                                      initiate   or  take   any   action   to
                                      facilitate  any merger,  consolidation,
                                      combination,  sale or other transaction
                                      that would impede, prevent or delay the
                                      proposed   transaction, provided   that
                                      such action will not cause the Schooner
                                      Board to breach its fiduciary duties


Break-Up Fees:                    o   Schooner has agreed to pay Sloop a fee
                                      of $10 million if the recommendation of
                                      the Schooner Board or Special Committee
                                      is withdrawn or modified as a result of
                                      an Acquisition Proposal (as defined)
                                      and, within 12 months after termination
                                      of the proposed transaction Schooner
                                      enters into an  agreement in respect of
                                      the Acquisition Proposal which is
                                      subsequently consummated

Mutual Expense Reimbursement:     o   Expense reimbursement of up to $5
                                      million in reasonable out-of-pocket
                                      expenses incurred in connection with
                                      the proposed transaction to the
                                      non-breaching party for material
                                      breaches of representations, warranties
                                      or covenants of the other party


Minimum Condition of Tender Offer: o  Majority of outstanding shares
                                      (41,325,118 outstanding as of 11/30/97)
                                      excluding shares owned by Sloop, Fellini and RAM (18,576,669 shares or 45.0%) and excluding Schooner restricted award shares (854,880 shares or 2.1 %)
                                  o   Shares required excluding affiliates:
                                                 Approx. 10.95 million
                                                 (26.5% of the total shares)
                                  o   Shares required including affiliates:
                                                 Approx. 29.52 million
                                                 (71.4% of the total shares)

Confidential                                                     Project Yacht
------------------------------------------------------------------------------
Transaction Overview


Term of Offer:                    o   No  obligation to extend beyond 60 days
                                      after commencement
                                  o   If all conditions to the offer have
                                      been satisfied, and if the shares
                                      tendered (including all affiliates
                                      shares) do not exceed 90% of the total
                                      shares, Sloop may extend for up to 10
                                      business days to solicit additional
                                      shares

Shares Eligible for Tender:        o  All shares owned by Sloop are canceled
                                   o  All shares in Schooner treasury stock
                                      are canceled
                                   o  All  Schooner restricted shares are
                                      rolled into Sloop restricted shares
                                   o  Fellini and RAM intend to tender all
                                      shares
                                   o  Sloop agrees to vote all shares in favor
                                      of a transaction

Financing:                         o  Sloop has a written financing commitment
                                   o  At the time of acceptance for payment,
                                      Sloop will have the funds necessary to
                                      consummate the offer

Closing:                           o  As soon as practicable after all
                                      conditions have been met

---------------------------------------------------------------------------

                               Valuation Analysis

---------------------------------------------------------------------------

                             [Graphic Omitted
                  Data extracted from the following page
         "Mean" values were used in constructing the graph titled
                        Valuation Summary Schooner]

Confidential                                                       Project Yacht
--------------------------------------------------------------------------------
Valuation Summary - Schooner
(Dollars in Millions, Except Per Share Data)

Comparable Companies
--------------------------------------------------------------------------------

                                     Multiple Range   Enterprise Value (1)   Equity Value Per Share(l)
                 Financial          ---------------   --------------------   -------------------------
                 Statistics          Low      High       Low           High         Low         High
                 ----------         -----     ----    ---------    ---------   ----------    ---------

LTM EBITDA ...   $   138.4           7.2x     10.5x  $    991.2   $  1,453.5   $    25.44    $   36.52
LTM EBIT .....       113.3           9.4      14.7      1,062.5      1,663.9        27.15        41.57

1997 EPS .....   $     1.74          13.2x    21.5x  $    889.6   $  1,485.2   $    23.00    $   37.28

1998 EBITDA ..   $   157.0           6.6x      9.3x  $  1,034.9   $  1,460.5   $    26.49    $   36.69
1998 EBIT ....       128.3           8.5      12.4      1,083.8      1,591.7        27.66        39.84
1998 EPS .....   $     1.96         11.6      18.3        879.1      1,425.4        22.75        35.85

                                                     Mean: ....................    $25.41       $37.96

Precedent Transactions
------------------------------------------------------------------------------------------------------
                                     Multiple Range   Enterprise Value (1)   Equity Value Per Share(l)
                 Financial          ---------------   --------------------   -------------------------
                 Statistics          Low      High       Low           High         Low         High
                 ----------         -----     ----    ---------    ---------   ----------    ---------

LTM EBITDA ...   $   138.4          7.1x      15.4x  $   988.4    $  2,136.0   $   25.37     $   52.89
LTM EBIT .....       113.3          9.1       16.3     1,031.9       1,841.8       26.41         45.83

LTM EPS ......   $    1.68         12.2x      24.8x  $   783.6    $  1,669.2   $   20.46     $   41.69

Forward EBITDA   $   157.0(2)       6.3x      13.8x  $   983.1    $  2,171.9   $   25.24     $   53.75
Forward EBIT .       128.3(2)       8.0       14.5     1,028.6       1,858.5       26.34         46.23

                                                     Mean: ....................   $24.76        $48.08

-----------------
NOTES:
LTM data as of 9/30/97

(1) Based upon estimated December 31, 1997 net debt of -$69.8 million
(2) Forward multiples applied to 1998 financial statistics

Confidential                                                     Project Yacht
------------------------------------------------------------------------------
Valuation Summary - Schooner
(Dollars in Millions, Except Per Share Data)

Discounted Cash Flow
-----------------------------------------------------------------------------
Based on an EBITDA terminal multiple range          Equity Value Per Share(l)
 of 8.0x to 10.0x and a discount rate of            -------------------------
 11.0% to 13.0%                                              Low        High
                                                            ------     ------
                                                 Mean:      $33.64     $42.97

Premiums Paid in Affiliated Party Transactions
------------------------------------------------------------------------------
                                                              Equity Value
                                                                Per Share
                            Closing                         ------------------
                            Prices (2)       Premium(3)       Low       High
                            ----------    ----------------  --------- --------
                                           Low       High
                                          -----     ------

1 Day Prior to Announcement    $30.88     27.4%      30.5%    $39.33    $40.29
4 Weeks Prior to Announcement   29.31     33.6%      34.8%     39.17     39.51

                                                Mean:         $39.25    $39.90

Current Trading Statistics
-------------------------------------------------------------------------------
                                                         Equity Value Per Share
                                                         ----------------------
                                                             Low        High
                                                         ------------ ---------
                         52-Week Range (12/09/97)           $22.00     $31.63
                         Current Share Price (12/O9/97)                $30.88
                         4 Week Average Price (12/09/97)               $30.44
                         Six-Month Average Price (l2/09/97)            $29.52

-----------------
NOTES: LTM data as of 9/30/97

(1) Based upon estimated December 31, 1997 net debt of -$69.8 million
(2) As of December 9, 1997 and November 11, 1997, respectively
(3) Premiums paid range based on the mean and median

Confidential                                                     Project Yacht
------------------------------------------------------------------------------
Valuation Matrix
(Dollars in Millions, Except Per Share Data)


                                                      Enterprise Value/
                                     --------------------------------------------------   Equity Value
                                         LTM                 1997E          1998E          Net Income
  Price       Equity     Enterprise   ----------------  --------------   --------------   --------------
 Per Share     Value       Value (1)  EBITDA    EBIT    EBITDA   EBIT    EBITDA   EBIT    1997E    1998E
----------    ------     -----------  -------  -------  ------  ------   ------  ------   -----    -----

Schooner Result  - Aggregate          $138.4   $113.3   $141.5  $115.6   $157.0  $128.3    $72.5   $81.7
                 - Per Share                                                               $1.74   $1.96

$   30.50  $  1,272.6   $  1,202.8     8.7x    10.6x    8.5x    10.4x    7.7x     9.4x    17.6x    15.6x
    31.50     1,314.3      1,244.6     9.0     11.0     8.8     10.8     7.9      9.7     18.1     16.1
    32.50     1,356.1      1,286.3     9.3     11.4     9.1     11.1     8.2     10.0     18.7     16.6
    33.50     1,397.8      1,328.0     9.6     11.7     9.4     11.5     8.5     10.4     19.3     17.1
    34.50     1,439.5      1,369.7     9.9     12.1     9.7     11.9     8.7     10.7     19.9     17.6


-----------------
NOTES:
(1) Based upon estimated December 31, 1997 net debt of -$69.8 million.

----------------------------------------------------------------------------

                      Pro Forma Effect of the Transaction

----------------------------------------------------------------------------

Confidential                                                     Project Yacht
------------------------------------------------------------------------------
Financial Overview

Transaction Assumptions:

     o  Purchase accounting is applied

     o  Goodwill adjustments
         - No restatement for SAB #51 gain made based on review of Sloop's accounting advisors
         - Reduce goodwill by $39 million as a result of the combination
                - Removal of a deferred tax liability previously recognized from non-cash income from Schooner

     o  Schooner shares owned by Sloop are retired
         - Lower goodwill relative to a third party transaction
         - No tax related to the retirement

     o  Annual  pre-tax  synergies/cost savings of $4 million
         - Lower corporate overhead/public company costs
         - Less than 2% of combined S,G&A

     o Sloop's 4 1/2% Convertible Subordinated Debentures remain outstanding

     o Inter-company sales of products and services and other transactions are not eliminated due to immateriality
         - $4 million booked by Sloop and $0.4 million booked by Schooner in 1996

     o Holders of Schooner options will receive the difference between the the offer price and strike price for each option
         - Schooner restricted award shares will be replaced with Sloop restricted shares

Confidential                                                     Project Yacht
------------------------------------------------------------------------------
Financing Plan

Prior to announcement, Sloop expects to have a commitment from First Chicago/NBD, Bank of America and Nationsbank for a $1.3 billion credit facility, $1.1 billion to be funded at the consummation of the transaction to fund the acquisition and refinance existing bank indebtedness. The terms of the commitment are summarized as follows:

Total Facility:     o  $1.3 billion total facility
                    o  $800 million revolving credit (approximately $600
                       million to be drawn at closing after giving effect to excess cash on the balance sheet)
                    o  $500 million term loan due in year 2003

Pricing:            o  Initial: LIBOR+ 1.125%
                               Thereafter, spread to vary based upon matrix of leverage ratios

General Covenants:  o  Limitation on liens
                       - Liens and encumbrances may not exceed 10% of current
                         assets and 5% of net worth
                    o  Limitation on sale of assets
                       - Sale of assets may not exceed 10% of total assets
                         per year
                    o  Limitation on subsidiary indebtedness
                       - Subsidiary indebtedness (outside of facility) may not
                         exceed $100 million
                    o Limitation on restricted payments (dividends, stock repurchases and subordinated debt repurchases)
                       - Limitation basket based on a formula of net income,
                         principal payments and additions to capital stock and subordinated debt (starting at $40 million)

Confidential                                                     Project Yacht
------------------------------------------------------------------------------
Financing Plan

Financial           o  Fixed charge coverage ratio:
  Covenants:           - Defined   as  the   ratio  of  EBITDA   minus   capital
                         expenditures to the sum of interest expense, scheduled debt payments and cash taxes
                       - Projected coverage approximates 1.4x at 12/31/98 versus
                         required minimum of l.lx

                    o  Total debt to EBITDA ratio:
                       - Defined  as ratio of total  debt to  pre-tax  earnings,
                         excluding certain nonoperating gains and losses, plus interest expense, depreciation and amortization minus earnings from equity investments in excess of $30 million
                       - Projected leverage  of  3.7x  at  12/31/98 versus a re-
                         quired maximum of 4.5x

                    o  Capitalization test:
                       - The sum of consolidated net worth,  subordinated  debt,
                         and the amount of the subordinated debt borrowed or borrowable from Fellini under the Amended and Restated Securities Purchase Agreement dated 11/23/93 must exceed the sum of $650 million and 60% of the cumulative positive net income subsequent to the close of the facility
                       - At 12/31/98, the Company's  "Capitalization" as defined
                         above is projected to be $831 million, which is in compliance with the test

Confidential                                                       Project Yacht
--------------------------------------------------------------------------------
Transaction Summary
(Dollars in Millions, Except Per Share Data)

Overview:

          - All cash purchase @ $34.50 per Schooner share

          - 100% of Schooner price paid in cash

          - Transaction Date: Pro forma analysis as of December 31, 1997 (actual closing expected in mid-January 1998)


Trading Information:

                                                                       Schooner
Enterprise Value                               Sloop      Schooner     @ $34.50
----------------                             --------     --------     ---------
Share Price .................   12/09/97    $   17.44    $   30.88     $   34.50
Premium .....................                    --           --           11.7%
Fully Diluted Shares ........                   58.4         41.7          41.7

Equity Market Value .........               $1,019.0     $1,287.7      $1,439.5
Plus: Debt ..................                  191.9         73.3          73.3
Less:Cash ...................                  (25.0)      (143.1)       (143.1)
                                            --------     --------      --------
Enterprise Value ............               $1,185.9     $1,218.0      $1,369.7

Multiple Analysis
-----------------
1997 E P/E Ratio ............   FYE 12/31       11.8x        17.8x         19.9x
1998 E P/E Ratio ............                   10.5x        15.8x         17.6x
1997 E EBITDA ...............                    5.3x         8.6x          9.7x
1998 E EBITDA ...............                    4.9x         7.8x          8.7x

Net Debt/EBITDA .............                    3.2x         N/A            --
EBITDA/Net Interest Expense .                    4.3x         N/A            --
Net Debt/Total Capitalization                     66%         N/A            --

Confidential                                                       Project Yacht
--------------------------------------------------------------------------------
Transaction  Summary
(Dollars in Millions, Except Per Share Data)

Sources and Uses of Funds:

     Sources of Funds                        Amount      Rate     Percent
     ----------------                       --------    ------    -------
     Balance Sheet Cash .................   $  118.1      5.00%    10.0%
     Acquisition Debt-Revolver ..........      571.2      7.00%    48.0%
     Acquisition  Senior Debt 1 -
       Term Loan ........................      500.0      7.00%    42.0%
                                            --------              -------
     Total Uses of Funds ................   $1,197.7              100.0%

     Uses of Funds
     -------------
     Schooner Common Equity .............   $  915.4               76.2%
     Existing Senior Debt Schooner ......       73.3                6.1%
     Existing Senior Debt Sloop .........      191.9               16.0%
     Transaction Costs ..................        9.0                0.8%
     Financing Fees .....................        8.0                0.7%
                                            --------              -------
     Total Uses of Funds ................   $1,197.7              100.0%

 Goodwill Calculation:

     Purchase Price of Schooner Equity ..                        $915.4
     Plus: Other Transaction Costs ......                           9.0
     Less: Deferred Tax Elimination .....                          39.0
     Less: Book Value of Schooner .......                         417.2
                                                                 -------
     Incremental Transaction Goodwill ...                        $468.2
                                                                 -------
     Amortization  Period (Years) .......                          40.0
     Annual Amortization of Transaction
       Goodwill..........................                        $ 11.7

Confidential                                                       Project Yacht
--------------------------------------------------------------------------------
Transaction Summary
(Dollars in Millions, Except Per Share Data)


Pro Forma Accretion/(Dilution) Summary:

                                                Pro Forma         Estimated
   E.P.S.                                          1997             1998
   ------                                       ---------         ---------

          Sloop Stand Alone E.P.S               $   1.47          $   1.67
          Pro Forma E.P.S                           1.57              1.87


    Accretion/(Dilution)
    --------------------

          Dollars                               $   0.09             $0.20
          Percentage                                6.3%             12.2%


   Pro forma 1998 Accretion/(Dilution) Synergy Sensitivity
   -------------------------------------------------------

           Purchase                    Annual Pre-Tax Synergies
            Price         ------------------------------------------------------
           Per share       $1.0    $2.0    $3.0    $4.0    $5.0    $6.0    $7.0
           ---------       -----   -----   -----   -----   -----   -----   -----
           $34.50          10.3%   10.9%   11.6%   12.2%   12.9%   13.5%   14.2%
                           $0.17   $0.18   $0.19   $0.20   $0.21   $0.23   $0.24


Pro Forma Credit Statistics Summary:

                                                 Pro Forma            Estimated
                                                   1997                 1998
    FYE 12/31                                    ---------            ---------
    EBITDA/Interest Expense (net)                   3.0x                 3.8x
    (EBITDA-Capex)/Interest Expense (net)           2.0                  2.6
    Net Debt/EBITDA                                 4.6                  4.0
    Net Debt/Total Capitalization                  84.6%                79.3%
    Total Debt/Total Capitalization                85.0%                79.9%

Confidential                                                       Project Yacht
--------------------------------------------------------------------------------
Transaction Summary
(Dollars in Millions, Except Per Share Data)

Pro Forma Balance Sheet                Sloop    Schooner
                                     Estimated  Estimated           Consolidated
Assets                                12/31/97   12/31/97 Adjustments  Pro Forma
------                             ----------- --------- ------------ ----------
Cash and Equivalents ............... $     25.0 $  143.1  ($ 126.5)   $    41.5
Accounts Receivable ................      126.0     84.0       0.0        210.0
Inventory ..........................       71.0     94.3       0.0        165.3
Other Current Assets ...............       40.0      4.7       0.0         44.7
                                      ---------  -------   -------    ---------
Total Current Assets ...............      262.0    326.0    (126.5)       461.5

Net Property, Plant & Equipment ....      411.5    203.0       0.0        614.5
Transaction Goodwill ...............        0.0      0.0     468.2        468.2
Existing Goodwill ..................       66.6    175.9       0.0        242.5
Deferred Fees ......................        0.0      0.0       8.0          8.0
Other Intangible Assets ............       51.0      0.0       0.0         51.0
Investments in Affiliates ..........      284.3      0.0    (139.2)       145.1
Other Assets .......................       11.0     39.9       0.0         50.9
                                      ---------  -------   -------    ---------
Total Assets .......................  $ 1,086.3  $ 744.9   $ 210.5    $ 2,041.7
                                      =========  =======   =======    =========
Liabilities and Shareholders' Equity

Accounts Payable ...................       60.0     30.7       0.0         90.7
Other Current Liabilities ..........       98.0     36.3       0.0        134.3
                                      ---------  -------   -------    ---------
Total Current Liabilities ..........      158.0     67.0       0.0        225.0

Other Liabilities ..................        0.0      4.0       0.0          4.0
Deferred Tax .......................      183.4     44.2     (39.0)       188.5

Bank Revolver ......................      191.9     73.3    (265.2)         0.0
Acquisition Debt - Revolver ........        0.0      0.0     571.2        571.2
Acquisition Senior Debt 1 -
  Term Loan.........................        0.0      0.0     500.0        500.0
Existing Convertible Sub. Debt
  Sloop.............................      310.0      0.0       0.0        310.0
Total Long Term Debt ...............      501.9     73.3     805.9      1,381.2
                                      ---------  -------   -------    ---------
Total Liabilities ..................      843.3    188.5     766.9      1,798.7
Common Equity ......................      243.0    556.4    (556.4)       243.0
                                      ---------  -------   -------    ---------
Total Liabilities and Equity .......  $ 1,086.3  $ 744.9   $ 210.5    $ 2,041.7
                                      =========  =======   =======    =========

---------------------------------------------------------------------------

                                 Exhibits

---------------------------------------------------------------------------

---------------------------------------------------------------------------

                       Comparable Companies Analysis

---------------------------------------------------------------------------

Confidential                                                       Project Yacht
--------------------------------------------------------------------------------
Comparable Companies Analysis
(Dollars in millions, except per share amounts;
based on data from continuing operations)


                                 Most
                                Recent            Price     Market     LTM
                              Financials Ticker  12/9/97    Value    Revenues
                              ---------- ------  -------   -------   --------

Blount International, Inc.(4)   9/30/97  BLT A    $26.44    $978.9    $686.7
Cooper Industries, Inc.         9/30/97   CBE      50.56   6.121.6   5,333.2
Cincinnati Milacron Inc.        9/30/97   CMZ      26.69   1,075.9   1,854.l
Federal Signal Corporation(5)   9/30/97   FSS      20.69     958.1    $912.9
Kaydon Corporation(6)           9/30/97   KDN      33.69   1,146.2     315.7
Mark IV Industries, Inc         8/31/97    IV      22.63   1,449.0   2,132.0
Pentair Inc.                    9/30/97   PNR      38.44   1,476.6   1,742.4
Regal-Beloit Corporation(7)     9/30/97   RBC      28.00     583.0     553.9
Teleflex Inc                    9/30/97   TFX      38.63   1,438.6   1.074.6



                                LTM    N.I. Proj.  Total       P/E(l)
                                EBIT     5-Year    Debt/   --------------
                              Margin   CAGR (I)   Cap.(2)  1997(E) 1998(E)
                              -------  --------   -------  ------- -------
Blount International, Inc.(4)   13.7%     12.7%    22.2%    17.5x   14.9x
Cooper Industries, Inc.         12.4%     11.2%    33.9%    16.0    14.4
Cincinnati Milacron Inc.         6.7%     11.1%    45.8%    13.4    11.8
Federal Signal Corporation(5)   11.5%     14.8%    49.1%    16.0    14.1
Kaydon Corporation(6)           28.7%     12.0%     0.0%    18.4    16.4
Mark IV Industries, Inc         10.9%     15.0%    53.0%    13.2    11.6
Pentair Inc.                     9.2%     14.0%    45.4%    18.8    16.3
Regal-Beloit Corporation(7)     14.3%     32.6%    53.4%    15.5    13.1
Teleflex Inc                    10.6%     15.0%    37.1%    21.5    18.3


                                                    Adjusted Market Value
                                           -------------------------------------
                               Adjusted            LTM               1998(E)
                                Market     ---------------------  --------------
                                Value (3)  Sales  EBITDA   EBIT   EBITDA   EBIT
                               ----------  -----  ------   ----   ------   ----
Blount International, Inc.(4)  $1,029.6     1.5x    8.7x   10.9x    6.9x    8.6x
Cooper Industries, Inc.         7,400.5     1.4     8.4    11.2     7.0     9.1
Cincinnati Milacron Inc.        1,434.3     0.8     8.1    11.5     6.6     9.6
Federal Signal Corporation(5)   1,222.8     1.3     9.8    11.7     9.3    10.9
Kaydon Corporation(6)           1,069.8     3.4    10.4    11.8     9.3    10.4
Mark IV Industries, Inc         2,181.3     1.0     7.2     9.4     6.6     8.6
Pentair Inc.                    2,014.4     1.2     8.9    12.5     7.3    10.3
Regal-Beloit Corporation(7)       787.0     1.4     8.2     9.9     6.8     8.5
Teleflex Inc                    1,671.0     1.6   10.5     14.7     8.9    12.4



                                  LTM    N.I. Proj.  Total       P/E(l)
            Market     LTM        EBIT     5-Year    Debt/   --------------
            Value    Revenues   Margin   CAGR (I)   Cap.(2)  1997(E) 1998(E)
           -------   --------  -------  --------   -------  ------- -------

Mean        $1,692.0  $1,622.8   13.1%     15.4%   37.75%    16.7x   14.5x
Median       1,146.2   1,074.6   11.5%     14.0%   45.45%    16.0    14.4
High         6,121.6   5,333.2   28.7%     32.6%   53.36%    21.5    18.3
Low            583.0     315.7    6.7%     11.1%    0.00%    13.2    11.6


                                Adjusted Market Value/
                        -------------------------------------
            Adjusted            LTM               1998(E)
             Market     --------------------   --------------
             Value (3)  Sales  EBITDA   EBIT   EBITDA   EBIT
            ----------  -----  ------   ----   ------   ----

Mean        $2,142.5    1.5x   8.9x    11.5x    7.6x    9.8x
Median       1,328.6    1.4    8.7     11.5     7.0     9.6
High         7,400.5    3.4   10.5     14.7     9.3    12.4
Low            787.0    0.8    7.2      9.4     6.6     8.5



            Most                                            LTM    N.I. Proj.
           Recent            Price     Market     LTM       EBIT     5-Year
         Financials Ticker  12/9/97    Value    Revenues    Margin   CAGR (I)
         ---------- ------  -------   -------   --------   -------  --------

Schooner   9/30/97           $30.88   $1,282.7   $658.4     17.20%    16.0%


                                                      Adjusted Market Value/
                                               ---------------------------------
          Total      P/E(l)      Adjusted           LTM               1998(E)
          Debt/  --------------   Market     -----------------  ----------------
         Cap.(2) 1997(E) 1998(E)  Value (3)  Sales EBITDA EBIT  EBITDA   EBIT
         ------- ------- ------- ----------  ----- ------ ----  ------   ----

Schooner  11.68%   17.5x   16.1x  $1,228.4   1.9x   8.9x  10.8x  8.3x    10.2x

              Most                                            LTM    N.I. Proj.
             Recent            Price     Market     LTM       EBIT     5-Year
           Financials Ticker  12/9/97    Value    Revenues    Margin   CAGR (I)
           ---------- ------  -------   -------   --------   -------  --------

Sloop      9/30/97           $17.44     $840.2   $960.0     10.70%    11.6%


                                                      Adjusted Market Value/
                                               ---------------------------------
          Total      P/E(l)      Adjusted           LTM               1998(E)
          Debt/  --------------   Market     -----------------  ----------------
         Cap.(2) 1997(E) 1998(E)  Value (3)  Sales EBITDA EBIT  EBITDA   EBIT
         ------- ------- ------- ----------  ----- ------ ----  ------   ----
Sloop     72.37%   11.0x    9.1x  $1,341.7   1.4x   9.1x  13.1x  7.9x    10.1x


                 P/E(l)
             --------------
             1997(E) 1998(E)
             ------- -------

S&P 400      25.5x   23.3x

-----------------------
NOTES:

(1) Source: l/B/E/S earnings report.
(2) Capitalization defined as shareholders' equity plus total debt.
(3) Adjusted market value is defined as market value of common equity plus net debt (total debt less cash), book value of preferred stock and minority interest.
(4) Reflects 2-for-l stock split on 12/8/97.  Post-split, approximately
    37.4 million shares outstanding.
(5) Provides leasing services which result in $172.2 million and $149.5 million in financing related assets and liabilities, respectively, representing 23.3% and 33.6% of tofal assets and liabilities, repectively.
(6) D&A not available on a quarterly basis; D&A for LTM calculations assumed to be the same as for the fiscal year ended 12/31/96. Not pro forma for the recent acquisitions of several fluid power companies.
(7) Pro forma for the recent acquisition of Marathon Electric derived by annualizing the 6 months ended 6/30/97 period.

--------------------------------------------------------------------------------

                      Precedent Transactions Analysis

--------------------------------------------------------------------------------

Confidential                                                       Project Yacht
--------------------------------------------------------------------------------
Precedent Transactions Analysis
(Dollars in millions)

                                                                                   Multiples of
                                                            ----------------------------------------------------
                                                             Transaction Value/ Equity Value/ Transaction Value/
                                                            ------------------- ------------- ------------------
                                            Trans-           LTM                        Tang.  FTM  FTM
Date of                          Purchase   action   EBIT   Reven- LTM  LTM    LTM Net  Book  EBIT EBITDA           Target's
  Ann.      Target    Acquiror   Price (a)  Value(b) Margin  ues   EBIT EBITDA Income  Value  (c)  (c)          Business Description
--------  ----------- ---------- ---------- -------- ------ ----- ----- ------ -------  ----- ----- ----- --------------------------


10/10/97  Greenfield  Kennametal,  623.5   942.8   11.5%     1.8  15.6x  11.6x  24.5x  20.1x  12.5x  9.8x Manufactures cutting
          Industries  Inc.                                                                                tools and related
                                                                                                          products that are
                                                                                                          consumed during
                                                                                                          industrial applications.
                                                                                                          The Company also
                                                                                                          manufactures small
                                                                                                          diameter drills, routers
                                                                                                          for manufacturing
                                                                                                          circuit boards and
                                                                                                          carbide products for the
                                                                                                          petroleum industry.

08/28/97  Versa       Applied      141.9   140.7    11.5%    1.5  12.8    9.5   21.2    4.0   NA      NA  Versa Technologies is
          Tech-       Power,                                                                              comprised of three
          nologies,   Inc.                                                                                operating segments: the
          Inc.                                                                                            custom components
                                                                                                          segment, the medical
                                                                                                          segment and the fluid
                                                                                                          power segment, the
                                                                                                          largest segment which
                                                                                                          produces hydraulic and
                                                                                                          pneumatic cylinders.

06/26/97  Imo         Constell-    120.8   415.8     5.4%    0.9  16.3   9.1    NM      NM    11.1   7.2  Diversified industrial
          Industries  ation                                                                               manufacture of power
          Inc.        Capital                                                                             transmission equipment,
                      Partners                                                                            pumps, fluid sensors,
                      LLC                                                                                 motion control products,
                                                                                                          remote control systems
                                                                                                          and automotive
                                                                                                          components.

06/16/97  Core        United       249.0   298.5    10.7%    1.2  11.5     9.3  17.4    2.3   NA     NA   Manufactures power
          Industries  Dominion                                                                            supplies computer
          Inc.        Industries                                                                          components,
                      Ltd.                                                                                pipeline valves,
                                                                                                          steel doors,
                                                                                                          hydraulic wagons,
                                                                                                          molded plastics and
                                                                                                          metal stampings and
                                                                                                          hinges for the
                                                                                                          electronic, fluid
                                                                                                          control, construction.
                                                                                                          farm equipment and
                                                                                                          industrial markets.

06/16/97  The Raymond BT           353.0   440.0    11.0%    1.3  12.1   10.0   22.4    2.1   10.5   8.9  A leading manufacturer
          Corporation Industries                                                                          of electric narrow aisle
                      AB                                                                                  forklifts and related
                                                                                                          material-handling
                                                                                                          systems and equipment
                                                                                                          for rise in warehouses,
                                                                                                          distribution centers
                                                                                                          and manufacturing
                                                                                                          environments.


06/12/97  Giddings    Thyssen AG   675.0   705.0     7.3%    1.0  13.4    9.6   24.4    2.6   12.5   9.2  A leading global
          & Lewis,                                                                                        manufacturer of highly
          Inc.                                                                                            engineered industrial
                                                                                                          automation systems,
                                                                                                          including automated
                                                                                                          machine tools, smart
                                                                                                          manufacturing systems,
                                                                                                          flexible transfer lines,
                                                                                                          assembly automation
                                                                                                          systems, measuring
                                                                                                          systems and industrial
                                                                                                          controls.

05/06/97  BW/IPlnc.   Durco        435.5   534.1    10.5%    1.1  10.5   NA     15.8    3.3    9.4   NA   Worldwide supplier of
                      International                                                                       advanced technology
                                                                                                          fluid transfer and
                                                                                                          control equipment,
                                                                                                          systems and services.
                                                                                                          Its principal products
                                                                                                          are pumps, mechanical
                                                                                                          seals and valves for
                                                                                                          the petroleum, chemical
                                                                                                           and marine industries.

Confidential                                                       Project Yacht
--------------------------------------------------------------------------------
Precedent Transactions Analysis
(Dollars in millions)

                                                                                   Multiples of
                                                            ----------------------------------------------------
                                                             Transaction Value/ Equity Value/ Transaction Value/
                                                            ------------------- ------------- ------------------
                                            Trans-           LTM                        Tang.  FTM  FTM
Date of                          Purchase   action   EBIT   Reven- LTM  LTM    LTM Net  Book  EBIT EBITDA          Target's
  Ann.      Target    Acquiror   Price (a)  Value(b) Margin  ues   EBIT EBITDA Income  Value  (c)  (c)        Business Description
--------  ----------- ---------- ---------- -------- ------ ----- ----- ------ -------  ----- ----- ----- --------------------------

04/21/97  Goulds      ITT          815.0   938.7     8.3%    1.2  14.6   10.0   23.5    4.4   13.1   9.3  Designs, manufactures,
          Pumps, Inc. Indust-                                                                             sells and repairs
                      tries,                                                                              centrifugal pumps and
                      Inc.                                                                                accessories for a broad
                                                                                                          range of applications
                                                                                                          including: residential,
                                                                                                          chemical, commercial,
                                                                                                          pulp and paper, general
                                                                                                          industry, sewage and
                                                                                                          drainage oil refining.

04/09/97  Stant       Tompkins     406.0   606.0     8.6%    0.9  10.7    7.2   19.0   11.1     9.6  6.7  Manufacturers automotive
          Corporation Plc                                                                                 windshield wiping
                                                                                                          systems and windshield
                                                                                                          wiper blades and
                                                                                                          refills; closure caps
                                                                                                          and engine thermostats;
                                                                                                          and a leading
                                                                                                          manufacturer of other
                                                                                                          automotive products
                                                                                                          including hose clamps,
                                                                                                          heaters, grease guns and
                                                                                                          auto tools.

03/20/97  Falcon      Investcorp  365.0    590.0     9.4%   0.9    9.9    7.8   12.2    NM     9.6   7.7  Leading domestic
          Building                                                                                        manufacturer of products
          Products,                                                                                       for the residential and
          Inc.                                                                                            commercial construction
                                                                                                          and home-improvement
                                                                                                          markets. Products
                                                                                                          include: plumbing
                                                                                                          fixtures, air
                                                                                                          compressors, electric
                                                                                                          generators, power
                                                                                                          washers and OEM
                                                                                                          compressors.

02/26/97  Marathon    Regal-     278.0     248.3    11.1%    1.0   9.1    7.2   15.6    2.4    NA    NA   Leading manufacturer of
          Electronic  Beloit                                                                              electric motors,
          Manufactur- Corpora-                                                                            generators and related
          ing Cor-    tion                                                                                products for the pulp,
          poration                                                                                        paper and petrochemicals,
                                                                                                          fluid handling, fans and
                                                                                                          blowers, and the HVAC
                                                                                                          aftermarket.

07/01/96  NEWFLO      Precision  176.0     300.0    14.0%    1.3   9.5    7.6   23.8    NM     NA    NA   Manufacturer of
          Corp.       Castparts                                                                           high-quality, niche
                                                                                                          oriented industrial fluid
                                                                                                          management products,
                                                                                                          which include fluid
                                                                                                          handling industrial
                                                                                                          pumps, industrial valves
                                                                                                          and fluid measurement
                                                                                                          instruments.

06/14/96  Brenco,     Varlen     169.0     165.1    12.0%    1.3  11.0   8.4    17.1    2.6    10.4  8.1  Manufactures roller
          Inc.        Corp.                                                                               bearings and component
                                                                                                          parts for major
                                                                                                          railroads, car builders
                                                                                                          and automobile
                                                                                                          manufacturers in the
                                                                                                          U.S., Canada, India and
                                                                                                          Mexico.

04/01/96  Teledyne    Alle-    2,247.1   2,545.9     8.9%    1.0  10.9   8.4    17.6    5.2     9.8  7.7  Manufactures aviation and
          Inc.        gheny                                                                              electronic equipment,
                      Ludlum                                                                              specialty metals,
                      Corp.                                                                               industrial equipment and
                                                                                                          consumer expendables.

Confidential                                                       Project Yacht
--------------------------------------------------------------------------------
Precedent Transactions Analysis
(Dollars in millions)

                                                                                   Multiples of
                                                            ----------------------------------------------------
                                                             Transaction Value/ Equity Value/ Transaction Value/
                                                            ------------------- ------------- ------------------
                                            Trans-           LTM                        Tang.  FTM  FTM
Date of                          Purchase   action   EBIT   Reven- LTM  LTM    LTM Net  Book  EBIT EBITDA         Target's
  Ann.      Target    Acquiror   Price (a)  Value(b) Margin  ues   EBIT EBITDA Income  Value  (c)  (c)        Business Description
--------  ----------- ---------- ---------- -------- ------ ----- ----- ------ -------  ----- ----- ----- --------------------------


03/07/96  Acme-       Danaher    173.0     126.9    10.4%    1.0   9.6   7.2    19.8    2.1     8.0  6.3  Manufactures products in
          Cleveland   Corp.                                                                               two business segments:
          Corp.                                                                                           telecommunications and
                                                                                                          electronic products, and
                                                                                                          precision parts.

01/22/96  Premier     Farnell  2,794.9   2,792.8    20.2%    3.3  16.3  15.4    24.8    6.0    14.5 13.8  Manufactures and
          Industrial  Electronics                                                                         distributes a wide range
          Corp.       plc                                                                                 of products to repair
                                                                                                          and maintain equipment,
                                                                                                          machinery, vehicles and
                                                                                                          buildings; a leading
                                                                                                          distributor of
                                                                                                          electronic components.

09/12/95  Elco        Textron    179.4     216.7     7.7%    0.9  11.4   7.1    17.5    2.8    NA    NA   Manufacturer of
                                                                                                          specialty metal
          Industries  Inc.                                                                                fasteners and
          Inc.                                                                                            application-specific
                                                                                                          components and
                                                                                                          assemblies.

10/03/94  Purolater   Mark IV    277.4     315.9     4.8%    0.7  14.2   8.8    12.7    4.0    NA    NA   Manufactures oil, fuel,
          Products    Industries,                                                                         and air filters, fuel
          Co.         Inc.                                                                                pumps, clutches, motor
                                                                                                          vehicle brake systems
                                                                                                          and parts.




                                           Multiples of
                    ----------------------------------------------------
                     Transaction Value/      Equity Value/  Transaction Value/
                    ----------------------   -------------  ------------------
                     LTM                               Tang.  FTM      FTM
             EBIT   Reven-    LTM    LTM     LTM Net  Book    EBIT   EBITDA
             Margin  ues      EBIT   EBITDA  Income   Value   (c)      (c)
             ------ -----    -----   ------  -------  -----  -----   ------

Mean......   10.2%    1.2x    12.2x   9.1x   19.4x    5.0x    10.9x   8.6x
Median....   10.5%    1.1     11.5    8.8    19.0     3.3     10.5    8.1
High......   20.2%    3.3     16.3    15.4   24.8     20.1    14.5    13.8
Low.......    4.8%    0.7      9.1     7.1   12.2      2.1     8.0     6.3


-------------------
NOTES:
(a) Purchase price equals total shares outstanding (adjusted for warrants, options and other convertible securities) multiplied by purchase price per share.
(b) Transaction value equals purchase price plus total debt less cash and cash equivalents.
(c) FTM (forward twelve months) financials based on analyst earnings estimates for target at the time of transaction adjusted for taxes at 38%, and interest, depreciation and amortization expenses based on LTM results.

--------------------------------------------------------------------------------

                       Discounted Cash Flow Analysis

--------------------------------------------------------------------------------

Confidential                                                       Project Yacht
--------------------------------------------------------------------------------
Discounted Cash Flow Analysis
(Dollars in Millions, Except Per Share Data)



                                                  Projected (1)
                             -------------------------------------------------
Schooner Income Statement       1998      1999      2000      2001      2002
                             --------  --------  --------  --------  --------
EBITDA ...................   $  157.0  $  171.4  $  193.1  $  212.8  $  232.7
  Less: Depreciation &
        Amortization......       28.8      31.7      34.6      37.2      39.6
                             --------  --------  --------  --------  --------
EBIT .....................   $  128.3  $  139.7  $  158.5  $  175.6  $  193.1

Free Cash Flow Calculation
EBIT .....................   $  128.3  $  139.7  $  158.5  $  175.6  $  193.1
  Less: Tax @ 37.0% ......      (47.5)    (51.7)    (58.6)    (65.0)    (71.5)
  Plus: Depreciation &
        Amortization......       28.8      31.7      34.6      37.2      39.6
  Less:  Capex ...........      (37.2)    (37.8)    (35.1)    (30.0)    (30.1)
  Less:  Increase in
         Working Capital..       (4.2)     (1.9)     (8.3)     (6.1)     (5.2)
                             --------  --------  --------  --------  --------
Free Cash Flow ...........   $   68.1  $   80.1  $   91.1  $  111.7  $  125.9


       PV of Interim Cash Flow                     PV of Terminal Value
   ----------------------------------        ---------------------------------
   Discount Rate      PV of Cash Flow           Multiple of 2002 EBITDA of:
   -------------      ---------------        ---------------------------------
       11.0%              $341.3                8.0x       9.0x         10.0x
       12.0%               331.9             --------    --------     --------
       13.0%               323.0             $1,104.8    $1,242.9     $1,381.0
                                              1,056.4     1,188.4      1,320.5
                                              1,010.5     1,136.8      1,263.1


      Total Enterprise Value                      Equity Value Per Share
 ---------------------------------           ---------------------------------
   Multiple of 2002 EBITDA of:                  Multiple of 2002 EBITDA of:
 ---------------------------------           ---------------------------------
   8.0x          9.0x       10.0x             8.0x          9.0x         10.0x
 --------     --------   ---------           ------        ------       ------
 $1,446.1     $1,584.2   $1,722.3            $36.34        $39.66       $42.97
  1,388.3      1,520.3    1,652.4             34.96         38.12        41.29
  1,333.4      1,459.7    1,586.0             33.64         36.67        39.70


(1)  Source:  Based on Schooner management estimates